Fees Summary	Jan. 21, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 395,340,000.00
Previously Paid Amount	0.00
Total Fee Amount	54,596.45
Total Offset Amount	0.00
Net Fee	$ 54,596.45
Final Prospectus	false